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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 31, 1995, in Amendment No. 3 to the Registration Statement (Form S-1) and related Prospectus of PSW Technologies, Inc. for the registration of 2,850,000 shares of its common stock.


                                              Margolin, Winer & Evens LLP


Garden City, New York
March 26, 1997